UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IDEXX Laboratories, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
IDEXX LABORATORIES, INC.
To Be Held On:
May 4, 2011 at 10:00 AM (Local Time)
IDEXX Laboratories, Inc., One IDEXX Drive, Westbrook, Maine

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/20/11.
Please visit www.idexx.com/proxymaterials, where the following materials are available for view:

• Notice of 2011 Annual Meeting of Stockholders
• Proxy Statement
• 2010 Annual Review
• Annual Report on Form 10-K
• Form of Electronic Proxy Card

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.idexx.com/proxymaterials to view the materials and to obtain the toll-free number to call.

MAIL: You may request a card by following the instructions above.

1.	Election of Directors. To elect the two Class II directors listed in the proxy statement for three-year terms (Proposal One);		2. Advisory Vote on Executive Compensation. To approve a nonbinding advisory resolution on the company’s executive compensation programs (Proposal Two);

	NOMINEES:	Thomas Craig Rebecca M. Henderson, PhD
3.   Advisory Vote on the Frequency of Advisory Vote on Executive Compensation. To hold a nonbinding advisory vote on the frequency of future advisory votes on the company’s executive compensation programs (Proposal Three);

4.   Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the selection by the audit committee of the board of directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year (Proposal Four); and

5.   Other Business. To conduct such other business as may properly come before the annual meeting or any adjournments or postponements thereof, including approving any such adjournment or postponement, if necessary. Please note that at this time we are not aware of any such business, and the time has passed for presenting any stockholder proposals pursuant to the company’s amended and restated bylaws or pursuant to Rule 14a-8 of the Securities and Exchange Commission rules.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions above to view the materials and vote online or request printed copies. The items to be voted on are listed above.

Please note that you cannot use this notice to vote by mail.